Exhibit 99.2

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Dear Investor/Analyst,

In conjunction with the release of Third Quarter earnings, we have prepared this financial statistical supplement to assist investors in understanding Genworth’s financial results.

This supplement contains both historical and pro forma earnings and other financial information. Pro forma financial information included in this supplement reflects the effect of the company’s corporate reorganization in conjunction with its recent initial public offering (IPO), completed May 28, 2004. As further detailed below, pro forma financial information is presented to enable a more meaningful comparison of Genworth’s period-to-period results.

Additional detail on the basis of presentation of historical and pro forma financial information is provided below.

Please feel free to call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804 662-2693

Alicia Charity

Vice President

Investor Relations

804 662-2248

Basis of Historical and Pro Forma Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of GE. The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its historical financial information as if the company had been in existence throughout all relevant periods. The historical financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. As a result, the company’s historical financial information for periods prior to the corporate reorganization is not comparable to historical financial information for periods ending after that date.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. These contracts represent substantially all of the company’s contracts that were in force as of December 31, 2003 for these products. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

The unaudited pro forma financial information contained in this financial supplement reflects the company’s historical combined financial information as adjusted to give effect to the transactions described below and certain other transactions as if each had occurred as of January 1, 2003:

•	the removal of certain businesses of GEFAHI that were not transferred to the company in connection with the corporate reorganization;

•	the reinsurance transactions with UFLIC;

•	the issuance of equity and debt securities to GEFAHI in exchange for the assets that the company acquired and the liabilities that the company assumed in connection with the corporate reorganization; and

•	the issuance and sale of $1.9 billion of senior notes and $500 million of commercial paper and the application of the proceeds therefrom.

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measure entitled “net operating earnings.” The company defines net operating earnings as pro forma net earnings from continuing operations, excluding pro forma after-tax net realized investment gains and losses (which can fluctuate significantly from period to period), changes in accounting principles and non-recurring, infrequent or unusual items. There were no non-recurring, infrequent or unusual items excluded from pro forma net operating earnings for the periods presented in this financial supplement other than a $22 million tax charge during the three months ended June 30, 2004 arising from the company’s separation from GE in the nine months ended September 30, 2004.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Management believes that analysis of net operating earnings enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating earnings should not be viewed as a substitute for GAAP net earnings. In addition, the company’s definition of net operating earnings may differ from the definitions used by other companies. The table on page 6 of this financial supplement provides a reconciliation of pro forma net operating earnings to historical and pro forma net earnings.

All net realized investment gains (losses) are reflected in the Corporate and Other Segment and are not reflected in the results of any of the company’s other segments. As a result, the segment results contained in this financial supplement are presented on a net operating earnings basis, which is the same as net earnings under GAAP for all segments, except for the Corporate and Other Segment. For a reconciliation of pro forma net operating earnings for the Corporate and Other Segment to pro forma net earnings presented in accordance with GAAP, see the tables on pages 15 and 16 in this financial supplement. The term “net operating loss” as used in this financial supplement is also a non-GAAP financial measure and has an analogous meaning to “net operating earnings.”

Definition of Sales

The term “sales” as used in this financial supplement means (1) annualized first-year premiums for term life insurance, long-term care insurance, group life and health insurance and life-contingent annuities; (2) deposits for universal life insurance, spread-based non-life contingent products and fee-based products; (3) written premiums gross of reinsurance and cancellations for payment protection insurance; and (4) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, deposits and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period. This operating measure enables the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Dollar amounts in millions, except per share data)

September 30, 2004
Historical Combined Balance Sheet Data
Total stockholders’ equity, excluding accumulated nonowner changes in stockholders’ equity	$10,940
Total accumulated nonowner changes in stockholders’ equity	1,246

Total stockholders’ equity	$12,186

Book value per share	$24.89
Book value per share, excluding accumulated nonowner changes in stockholders’ equity	$22.35

Stockholders’ equity refers to stockholders’ interest in the Combined Statement of Financial Position

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3Q 2004 FINANCIAL SUPPLEMENT

Reconciliation to Pro Forma Net Operating Earnings

(Amounts in millions, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003
Reconciliation of net earnings to pro forma net operating earnings
Net earnings	$271	$173	$811	$868
Net earnings from discontinued operations, net of taxes	—	(10)	—	(186)
(Gain) loss on sale of discontinued operations, net of taxes	—	67	(7)	67
Cumulative effect of accounting change, net of taxes	—	—	(5)	—

Net earnings from continuing operations	271	230	799	749

Excluded assets and liabilities (a)	—	(2)	7	(12)
Reinsurance transactions (b)	2	(7)	2	(24)
Capital structure and other (c)	—	(11)	(18)	(32)

Pro forma net earnings from continuing operations	273	210	790	681

Pro forma net realized (gains) losses on investments, net of taxes	(2)	6	(16)	7
One-time tax charge relating to initial public offering, net of taxes	—	—	22	—

Pro forma net operating earnings	$271	$216	$796	$688

Net earnings per share
Basic	$0.55	$0.35	$1.66	$1.77

Diluted	$0.55	$0.35	$1.65	$1.77

Net earnings from continuing operations per share
Basic	$0.55	$0.47	$1.63	$1.53

Diluted	$0.55	$0.47	$1.63	$1.53

Pro forma net earnings from continuing operations per share
Basic	$0.56	$0.43	$1.61	$1.39

Diluted	$0.56	$0.43	$1.61	$1.39

Pro forma net operating earnings per share
Basic	$0.55	$0.44	$1.63	$1.41

Diluted	$0.55	$0.44	$1.62	$1.41

Shares outstanding
Basic	489.6	489.5	489.5	489.5
Diluted	490.4	489.5	490.4	489.5

Note: For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 7.

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3Q 2004 FINANCIAL SUPPLEMENT

Notes to Pro Forma Financial Information

(a)	Reflects adjustments to exclude amounts included in the company’s historical combined earnings relating to (1) certain businesses (formerly reported in the company’s Affinity Segment) and certain investment partnerships, which in each case were not transferred to the company, and (2) net realized investment (gains) losses and related tax benefit arising from sales of Affinity segment assets that were reflected in the company’s Corporate and Other Segment.

(b)	Reflects adjustments to record the effects of the reinsurance transactions the company entered into with, and the related contribution the company made to, UFLIC, an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC all of its in-force structured settlement contracts, substantially all of its in-force variable annuity contracts, and a block of long-term care insurance policies that it reinsured from Travelers in 2000, and it assumed from UFLIC a block of Medicare supplement insurance, all effective as of January 1, 2004. The unaudited pro forma earnings information gives effect to the reinsurance transactions as if each occurred as of January 1, 2003 and excludes the effects of all ceded reinsured contracts that were issued before January 1, 2003. The company has continued to sell variable annuities and structured settlements after completion of the reinsurance transactions and is retaining that business for its own account, subject to third party insurance in the ordinary course of business.

As a result, the company’s unaudited pro forma combined statement of earnings reflects premiums and fees from these products issued after January 1, 2003, even though variable annuities and structured settlements issued during 2003 are included in the blocks of policies reinsured to UFLIC. The company’s pro forma combined statements of earnings exclude the impact of the entire block of long-term care insurance policies that the company ceded to UFLIC as the company did not issue any new policies for this block in 2003, and the company will not issue any in the future.

Under the reinsurance transactions, the company receives an expense allowance to reimburse it for costs it incurs to service the reinsured blocks. Actual costs and expense allowance amounts will be determined by expense studies to be conducted periodically. The pro forma adjustments have been prepared assuming that actual costs incurred during the pro forma periods, as determined under the company’s historical cost structure and allocation methods, were reimbursed by an expense allowance.

In addition to investment assets transferred to UFLIC in exchange for a reinsurance recoverable asset from UFLIC, concurrently, the company contributed $1.836 billion of capital to UFLIC which primarily represented the excess statutory capital in the company’s insurance subsidiaries after giving effect to the reinsurance transactions. As a significant portion of the assets transferred and contributed were not owned for the entire period, the pro forma earnings adjustments to reduce net investment income and net realized investment gains were based upon a proportional allocation of investment income from the investment assets historically identified (1) as supporting the blocks of business reinsured for the reinsurance, and (2) as representing surplus of subsidiaries providing assets to be contributed to UFLIC for the contribution.

(c)	Reflects adjustments for changes in the company’s capitalization to exclude the impact of commercial paper, short-term borrowings from GE Capital and derivatives that were not transferred to the company in connection with the corporate reorganization and to include the impact of the issuance of $600 million of the company’s 6.00% Equity Units and $100 million of the company’s 5.25% mandatorily redeemable Series A Cumulative Preferred Stock, both of which were completed on May 28, 2004, the issuance of 3, 5, 10 and 30 year notes totaling $1.9 billion which was completed June 15, 2004, and the issuance of $500 million of commercial paper which was completed June 14, 2004, as well as interest expense related to the accretion of the company’s obligation to GE under the Tax Matters Agreement and the tax impacts resulting from these changes in the company’s capitalization.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

HISTORICAL HIGHLIGHTS

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Amounts in millions, except per share data)

	Three months ended September 30,
	2004	2003
HISTORICAL COMBINED EARNINGS BY SEGMENT
Earnings (loss) from continuing operations before income taxes
Protection	$216	$201
Retirement Income & Investments	62	44
Mortgage Insurance	150	123
Corporate and Other	(21)	(50)
Affinity	—	5

Total	$407	$323

Net earnings (loss) from continuing operations
Protection	$135	$130
Retirement Income and Investments	40	31
Mortgage Insurance	102	93
Corporate and Other	(6)	(28)
Affinity	—	4

Total	271	230

Net earnings from discontinued operations, net of taxes	—	10
Gain on sale of discontinued operations, net of taxes	—	(67)
Cumulative effect of accounting changes, net of taxes	—	—

Net Earnings	$271	$173

	Three months ended September 30,
EARNINGS PER SHARE	2004	2003
Basic EPS
Net earnings from continuing operations	$0.55	$0.47
Net earnings from discontinued operations, net of taxes	—	0.02
Gain on sale of discontinued operations, net of taxes	—	(0.14)
Cumulative effect of accounting changes, net of taxes	—	—

Basic earnings per share	$0.55	$0.35

Diluted EPS
Net earnings from continuing operations	$0.55	$0.47
Net earnings from discontinued operations, net of taxes	—	0.02
Gain on sale of discontinued operations, net of taxes	—	(0.14)
Cumulative effect of accounting changes, net of taxes	—	—

Diluted earnings per share	$0.55	$0.35

Shares outstanding (millions)
Basic	489.6	489.5
Diluted	490.4	489.5

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Amounts in millions, except per share data)

	Nine months ended September 30,
	2004	2003
HISTORICAL COMBINED EARNINGS BY SEGMENT
Earnings (loss) from continuing operations before income taxes
Protection	$616	$602
Retirement Income & Investments	183	191
Mortgage Insurance	461	400
Corporate and Other	(5)	(145)
Affinity	(32)	23

Total	$1,223	$1,071

Net earnings (loss) from continuing operations
Protection	$388	$392
Retirement Income and Investments	118	128
Mortgage Insurance	319	292
Corporate and Other	(12)	(78)
Affinity	(14)	15

Total	799	749

Net earnings from discontinued operations, net of taxes	—	186
Gain on sale of discontinued operations, net of taxes	7	(67)
Cumulative effect of accounting changes, net of taxes	5	—

Net Earnings	$811	$868

	Nine months ended September 30,
EARNINGS PER SHARE	2004	2003
Basic EPS
Net earnings from continuing operations	$1.63	$1.53
Net earnings from discontinued operations, net of taxes	—	0.38
Gain on sale of discontinued operations, net of taxes	0.01	(0.14)
Cumulative effect of accounting changes, net of taxes	0.01	—

Basic earnings per share	$1.66	$1.77

Diluted EPS
Net earnings from continuing operations	$1.63	$1.53
Net earnings from discontinued operations, net of taxes	—	0.38
Gain on sale of discontinued operations, net of taxes	0.01	(0.14)
Cumulative effect of accounting changes, net of taxes	0.01	—

Diluted earnings per share	$1.65	$1.77

Shares outstanding (millions)
Basic	489.5	489.5
Diluted	490.4	489.5

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Earnings From Continuing Operations

(Dollar amounts in millions)

	Three months ended September 30,
	2004	2003
REVENUES:
Premiums	$1,523	$1,664
Net investment income	785	1,033
Net realized investment gains (losses)	3	(13)
Policy fees and other income	159	232

Total revenues	2,470	2,916

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,034	1,345
Interest credited	328	407
Underwriting, acquisition and insurance expenses, net of deferrals	399	525
Amortization of deferred acquisition costs and intangibles	242	276
Interest expense	60	40

Total benefits and expenses	2,063	2,593

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	407	323
Provision for income taxes	136	93
Effective tax rate	33%	29%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$271	$230

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Earnings From Continuing Operations

(Dollar amounts in millions)

	Nine months ended September 30,
	2004	2003
REVENUES:
Premiums	$4,953	$4,941
Net investment income	2,823	3,020
Net realized investment gains (losses)	27	(29)
Policy fees and other income	612	685

Total revenues	8,415	8,617

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3,675	3,806
Interest credited	1,088	1,222
Underwriting, acquisition and insurance expenses, net of deferrals	1,383	1,489
Amortization of deferred acquisition costs and intangibles	892	935
Interest expense	154	94

Total benefits and expenses	7,192	7,546

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,223	1,071
Provision for income taxes	424	322
Effective tax rate	35%	30%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$799	$749

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3Q 2004 FINANCIAL SUPPLEMENT

Combined Statement of Financial Position

(Dollar amounts in millions)

	September 30, 2004	December 31, 2003
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value	$50,829	$65,485
Equity securities available-for-sale, at fair value	360	600
Mortgage and other loans, net of valuation allowance of $50 and $50	5,877	6,114
Policy loans	1,215	1,105
Short term investments	1,269	531
Restricted investments held by securitization entities	925	1,069
Other invested assets	4,299	3,789

Total investments	64,774	78,693

Cash and cash equivalents	1,398	1,982
Accrued investment income	735	970
Deferred acquisition costs	4,867	5,788
Intangible assets	793	1,346
Goodwill	1,456	1,728
Reinsurance recoverable	18,475	2,334
Other assets ($47 and $65 restricted in securitization entities)	1,298	2,346
Separate account assets	8,278	8,244

Total assets	$102,074	$103,431

LIABILITIES AND STOCKHOLDERS’ INTEREST
Liabilities:
Future annuity and contract benefits	$60,716	$59,257
Liability for policy and contract claims	3,251	3,207
Unearned premiums	3,306	3,616
Other policyholder liabilities	717	465
Other liabilities ($29 and $59 restricted in securitization entities)	8,307	7,051
Non-recourse funding obligations	600	600
Short-term borrowings	499	2,239
Long-term borrowings	2,415	529
Senior notes underlying equity units	600	—
Preferred stock	100	—
Deferred tax liability	196	1,405
Borrowings related to securitization entities	903	1,018
Separate account liabilities	8,278	8,244

Total liabilities	89,888	87,631

Stockholders’ interest:
Common stock	—	—
Paid-in capital	10,609	8,377
Accumulated nonowner changes in stockholders’ interest:
Net unrealized investment gains	923	1,518
Derivatives qualifying as hedges	168	(5)
Foreign currency translation adjustments	155	159

Total accumulated nonowner changes in stockholders’ interest	1,246	1,672
Retained earnings	331	5,751

Total stockholders’ interest	12,186	15,800

Total liabilities and stockholders’ interest	$102,074	$103,431

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3Q 2004 FINANCIAL SUPPLEMENT

PRO FORMA HIGHLIGHTS

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Amounts in millions, except per share data)

	Three months ended September 30,
	2004	2003
PRO FORMA EARNINGS BY SEGMENT
Earnings (loss) from continuing operations before income taxes
Protection	$216	$205
Retirement Income & Investments	66	20
Mortgage Insurance	150	123
Corporate and Other	(21)	(55)

Total	$411	$293

Net earnings (loss) from continuing operations
Protection	$135	$132
Retirement Income and Investments	42	15
Mortgage Insurance	102	93
Corporate and Other	(6)	(30)

Total	$273	$210

Net operating earnings (loss)
Protection	$135	$132
Retirement Income and Investments	42	15
Mortgage Insurance	102	93
Corporate and Other (see reconciliation below)	(8)	(24)

Total	$271	$216

	As of or for the three months ended September 30,
	2004	2003
PRO FORMA EARNINGS PER SHARE
Basic EPS
Net earnings from continuing operations per share	$0.56	$0.43
Net operating earnings per share	$0.55	$0.44

Diluted EPS
Net earnings from continuing operations per share	$0.56	$0.43
Net operating earnings per share	$0.55	$0.44

Shares outstanding (millions)
Basic	489.6	489.5
Diluted	490.4	489.5

	Three months ended September 30,
Reconciliation of Corporate and Other segment net loss to pro forma net operating loss	2004	2003
Segment net loss	$(6)	$(28)
Excluded assets and liabilities (a)	—	—
Reinsurance transactions (b)	—	9
Capital structure and other (c)	—	(11)

Pro forma net loss from continuing operations	(6)	(30)

Net realized (gains) losses on investments, net of taxes	(2)	6
One-time tax charge relating to initial public offering	—	—

Pro forma net operating loss	$(8)	$(24)

Note: For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 7.

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3Q 2004 FINANCIAL SUPPLEMENT

Financial Highlights

(Amounts in millions, except per share data)

	Nine months ended September 30,
	2004	2003
PRO FORMA EARNINGS BY SEGMENT
Earnings (loss) before income taxes
Protection	$614	$593
Retirement Income & Investments	185	120
Mortgage Insurance	461	400
Corporate and Other	(42)	(150)

Total earnings (loss) before income taxes	$1,218	$963

Segment net earnings (loss)
Protection	$387	$385
Retirement Income and Investments	119	81
Mortgage Insurance	319	292
Corporate and Other	(35)	(77)

Total segment net earnings (loss)	$790	$681

Net operating earnings (loss)
Protection	$387	$385
Retirement Income and Investments	119	81
Mortgage Insurance	319	292
Corporate and Other (see reconciliation below)	(29)	(70)

Total	$796	$688

	As of or for the nine months ended September 30,
	2004	2003
PRO FORMA EARNINGS PER SHARE
Basic EPS
Net earnings from continuing operations per share	$1.61	$1.39
Net operating earnings per share	$1.63	$1.41

Diluted EPS
Net earnings from continuing operations per share	$1.61	$1.39
Net operating earnings per share	$1.62	$1.41

Shares outstanding (millions)
Basic	489.5	489.5
Diluted	490.4	489.5

	Nine months ended September 30,
Reconciliation of Corporate and Other segment net loss to pro forma net operating loss	2004	2003
Segment net loss	$(12)	$(78)
Excluded assets and liabilities (a)	(5)	1
Reinsurance transactions (b)	—	32
Capital structure and other (c)	(18)	(32)

Pro forma net loss from continuing operations	(35)	(77)

Net realized (gains) losses on investments, net of taxes	(16)	7
One-time tax charge relating to initial public offering	22	—

Pro forma net operating loss	$(29)	$(70)

Note: For a discussion of notes (a), (b), and (c) to these tables see Notes To Pro Forma Financial Information on page 7.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Earnings From Continuing Operations

(Dollar amounts in millions)

	Three months ended September 30,
	2004	2003
REVENUES:
Premiums	$1,523	$1,547
Net investment income	806	764
Net realized investment gains (losses)	3	(9)
Policy fees and other income	161	134

Total revenues	2,493	2,436

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,041	1,079
Interest credited	336	340
Underwriting, acquisition and insurance expenses, net of deferrals	401	441
Amortization of deferred acquisition costs and intangibles	244	226
Interest expense	60	57

Total benefits and expenses	2,082	2,143

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	411	293
Provision for income taxes	138	83
Effective tax rate	34%	28%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$273	$210

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Earnings From Continuing Operations

(Dollar amounts in millions)

	Nine months ended September 30,
	2004	2003
REVENUES:
Premiums	$4,782	$4,605
Net investment income	2,393	2,207
Net realized investment gains (losses)	24	(11)
Policy fees and other income	461	395

Total revenues	7,660	7,196

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3,230	3,045
Interest credited	1,000	1,023
Underwriting, acquisition and insurance expenses, net of deferrals	1,235	1,231
Amortization of deferred acquisition costs and intangibles	797	790
Interest expense	180	144

Total benefits and expenses	6,442	6,233

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	1,218	963
Provision for income taxes	428	282
Effective tax rate	35%	29%

NET EARNINGS FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$790	$681

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

ADDITIONAL

PRO FORMA INFORMATION

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Statement of Earnings by Segment

(Dollar amounts in millions)

Three months ended September 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,085	$219	$197	$22	$1,523
Net investment income	298	414	65	29	806
Net realized investment gains	—	—	—	3	3
Policy fees and other income	91	54	10	6	161

Total revenues	1,474	687	272	60	2,493

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	698	288	46	9	1,041
Interest credited	91	245	—	—	336
Underwriting, acquisition and insurance expenses, net of deferrals	267	61	64	9	401
Amortization of deferred acquisition costs and intangibles	198	27	12	7	244
Interest expense	4	—	—	56	60

Total benefits and expenses	1,258	621	122	81	2,082

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	216	66	150	(21)	411

Provision for income taxes	81	24	48	(15)	138

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	135	42	102	(6)	273

Net realized investment gains on investments, net of tax	—	—	—	(2)	(2)

NET OPERATING EARNINGS (LOSS)	$135	$42	$102	$(8)	$271

Three months ended September 30, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$1,099	$237	$182	$29	$1,547
Net investment income	277	381	56	50	764
Net realized investment gains	—	—	—	(9)	(9)
Policy fees and other income	90	29	13	2	134

Total revenues	1,466	647	251	72	2,436

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	707	316	44	12	1,079
Interest credited	92	248	—	—	340
Underwriting, acquisition and insurance expenses, net of deferrals	280	33	74	54	441
Amortization of deferred acquisition costs and intangibles	181	30	10	5	226
Interest expense	1	—	—	56	57

Total benefits and expenses	1,261	627	128	127	2,143

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	205	20	123	(55)	293

Provision for income taxes	73	5	30	(25)	83

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	132	15	93	(30)	210

Net realized investment gains on investments, net of tax	—	—	—	6	6

NET OPERATING EARNINGS (LOSS)	$132	$15	$93	$(24)	$216

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Statement of Earnings by Segment

(Dollar amounts in millions)

Nine months ended September 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$3,304	$817	$587	$74	$4,782
Net investment income	867	1,223	186	117	2,393
Net realized investment gains	—	—	—	24	24
Policy fees and other income	257	166	28	10	461

Total revenues	4,428	2,206	801	225	7,660

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,083	1,008	112	27	3,230
Interest credited	271	729	—	—	1,000
Underwriting, acquisition and insurance expenses, net of deferrals	798	188	193	56	1,235
Amortization of deferred acquisition costs and intangibles	653	95	35	14	797
Interest expense	9	1	—	170	180

Total benefits and expenses	3,814	2,021	340	267	6,442

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	614	185	461	(42)	1,218

Provision for income taxes	227	66	142	(7)	428

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	387	119	319	(35)	790

Net realized investment gains on investments, net of tax	—	—	—	(16)	(16)

One-time tax charge relating to initial public offering	—	—	—	22	22

NET OPERATING EARNINGS (LOSS)	$387	$119	$319	$(29)	$796

Nine months ended September 30, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Combined
REVENUES:
Premiums	$3,258	$746	$522	$79	$4,605
Net investment income	819	1,169	160	59	2,207
Net realized investment gains	—	—	—	(11)	(11)
Policy fees and other income	262	89	38	6	395

Total revenues	4,339	2,004	720	133	7,196

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,008	935	69	33	3,045
Interest credited	275	748	—	—	1,023
Underwriting, acquisition and insurance expenses, net of deferrals	785	125	225	96	1,231
Amortization of deferred acquisition costs and intangibles	677	76	26	11	790
Interest expense	1	—	—	143	144

Total benefits and expenses	3,746	1,884	320	283	6,233

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	593	120	400	(150)	963

Provision for income taxes	208	39	108	(73)	282

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	385	81	292	(77)	681

Net realized investment gains on investments, net of tax	—	—	—	7	7

NET OPERATING EARNINGS (LOSS)	$385	$81	$292	$(70)	$688

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Protection

(Dollar amounts in millions)

Three months ended September 30, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$190	$403	$336	$156	$1,085
Net investment income	111	149	27	11	298
Policy fees and other income	79	3	4	5	91

Total revenues	380	555	367	172	1,474

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	161	369	67	101	698
Interest credited	59	31	—	1	91
Underwriting, acquisition and insurance expenses, net of deferrals	30	59	133	45	267
Amortization of deferred acquisition costs and intangibles	29	29	131	9	198
Interest expense	4	—	—	—	4

Total benefits and expenses	283	488	331	156	1,258

EARNINGS BEFORE INCOME TAXES	97	67	36	16	216

Provision for income taxes	36	24	15	6	81

SEGMENT NET EARNINGS	$61	$43	$21	$10	$135

Three months ended September 30, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$175	$403	$374	$147	$1,099
Net investment income	106	133	28	10	277
Policy fees and other income	79	—	4	7	90

Total revenues	360	536	406	164	1,466

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	373	101	94	707
Interest credited	64	28	—	—	92
Underwriting, acquisition and insurance expenses, net of deferrals	42	57	138	43	280
Amortization of deferred acquisition costs and intangibles	31	12	131	7	181
Interest expense	1	—	—	—	1

Total benefits and expenses	277	470	370	144	1,261

EARNINGS BEFORE INCOME TAXES	83	66	36	20	205

Provision for income taxes	31	24	11	7	73

SEGMENT NET EARNINGS	$52	$42	$25	$13	$132

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Protection

(Dollar amounts in millions)

Nine months ended September 30, 2004	Life	Long Term Care	Payment Protection	Group	Total
REVENUES:
Premiums	$567	$1,193	$1,080	$464	$3,304
Net investment income	329	427	79	32	867
Policy fees and other income	222	6	14	15	257

Total revenues	1,118	1,626	1,173	511	4,428

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	467	1,085	212	319	2,083
Interest credited	182	88	—	1	271
Underwriting, acquisition and insurance expenses, net of deferrals	90	194	387	127	798
Amortization of deferred acquisition costs and intangibles	88	64	476	25	653
Interest expense	9	—	—	—	9

Total benefits and expenses	836	1,431	1,075	472	3,814

EARNINGS BEFORE INCOME TAXES	282	195	98	39	614

Provision for income taxes	104	70	39	14	227

SEGMENT NET EARNINGS	$178	$125	$59	$25	$387

Nine months ended September 30, 2003	Life	Long Term Care	Payment Protection	Group	Total
REVENUES:
Premiums	$521	$1,152	$1,130	$455	$3,258
Net investment income	330	382	76	31	819
Policy fees and other income	224	8	7	23	262

Total revenues	1,075	1,542	1,213	509	4,339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	395	1,037	270	306	2,008
Interest credited	194	81	—	—	275
Underwriting, acquisition and insurance expenses, net of deferrals	111	190	358	126	785
Amortization of deferred acquisition costs and intangibles	119	47	491	20	677
Interest expense	1	—	—	—	1

Total benefits and expenses	820	1,355	1,119	452	3,746

EARNINGS BEFORE INCOME TAXES	255	187	94	57	593

Provision for income taxes	94	69	25	20	208

SEGMENT NET EARNINGS	$161	$118	$69	$37	$385

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Three months ended September 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$219	$—	$—	$219
Net investment income	324	12	78	414
Policy fees and other income	3	51	—	54

Total revenues	546	63	78	687

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	286	2	—	288
Interest credited	165	9	71	245
Underwriting, acquisition and insurance expenses, net of deferrals	30	30	1	61
Amortization of deferred acquisition costs and intangibles	23	4	—	27
Interest expense	1	(1)	—	—

Total benefits and expenses	505	44	72	621

EARNINGS BEFORE INCOME TAXES	41	19	6	66

Provision for income taxes	15	7	2	24

SEGMENT NET EARNINGS	$26	$12	$4	$42

Three months ended September 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$237	$—	$—	$237
Net investment income	288	11	82	381
Policy fees and other income	3	26	—	29

Total revenues	528	37	82	647

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	301	15	—	316
Interest credited	167	8	73	248
Underwriting, acquisition and insurance expenses, net of deferrals	26	6	1	33
Amortization of deferred acquisition costs and intangibles	25	5	—	30
Interest expense	—	—	—	—

Total benefits and expenses	519	34	74	627

EARNINGS BEFORE INCOME TAXES	9	3	8	20

Provision for income taxes	3	(1)	3	5

SEGMENT NET EARNINGS	$6	$4	$5	$15

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Nine months ended September 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$817	$—	$—	$817
Net investment income	953	32	238	1,223
Policy fees and other income	11	155	—	166

Total revenues	1,781	187	238	2,206

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,004	4	—	1,008
Interest credited	500	25	204	729
Underwriting, acquisition and insurance expenses, net of deferrals	94	91	3	188
Amortization of deferred acquisition costs and intangibles	79	16	—	95
Interest expense	1	—	—	1

Total benefits and expenses	1,678	136	207	2,021

EARNINGS BEFORE INCOME TAXES	103	51	31	185

Provision for income taxes	38	17	11	66

SEGMENT NET EARNINGS	$65	$34	$20	$119

Nine months ended September 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$746	$—	$—	$746
Net investment income	885	18	266	1,169
Policy fees and other income	10	79	—	89

Total revenues	1,641	97	266	2,004

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	905	30	—	935
Interest credited	511	12	225	748
Underwriting, acquisition and insurance expenses, net of deferrals	81	42	2	125
Amortization of deferred acquisition costs and intangibles	59	17	—	76
Interest expense	—	—	—	—

Total benefits and expenses	1,556	101	227	1,884

EARNINGS BEFORE INCOME TAXES	85	(4)	39	120

Provision for income taxes	33	(8)	14	39

SEGMENT NET EARNINGS	$52	$4	$25	$81

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Three months ended September 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$113	$84	$197
Net investment income	35	30	65
Policy fees and other income	5	5	10

Total revenues	153	119	272

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	8	46
Underwriting, acquisition and insurance expenses, net of deferrals	40	24	64
Amortization of deferred acquisition costs and intangibles	7	5	12

Total benefits and expenses	85	37	122

EARNINGS BEFORE INCOME TAXES	68	82	150

Provision for income taxes	16	32	48

SEGMENT NET EARNINGS	$52	$50	$102

Three months ended September 30, 2003	U. S.	International	Total
REVENUES:
Premiums	$123	$59	$182
Net investment income	31	25	56
Policy fees and other income	9	4	13

Total revenues	163	88	251

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	6	44
Underwriting, acquisition and insurance expenses, net of deferrals	55	19	74
Amortization of deferred acquisition costs and intangibles	6	4	10

Total benefits and expenses	99	29	128

EARNINGS BEFORE INCOME TAXES	64	59	123

Provision for income taxes	13	17	30

SEGMENT NET EARNINGS	$51	$42	$93

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Nine months ended September 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$348	$239	$587
Net investment income	98	88	186
Policy fees and other income	14	14	28

Total revenues	460	341	801

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	88	24	112
Underwriting, acquisition and insurance expenses, net of deferrals	124	69	193
Amortization of deferred acquisition costs and intangibles	21	14	35

Total benefits and expenses	233	107	340

EARNINGS BEFORE INCOME TAXES	227	234	461

Provision for income taxes	53	89	142

SEGMENT NET EARNINGS	$174	$145	$319

Nine months ended September 30, 2003	U. S.	International	Total
REVENUES:
Premiums	$374	$148	$522
Net investment income	97	63	160
Policy fees and other income	30	8	38

Total revenues	501	219	720

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	57	12	69
Underwriting, acquisition and insurance expenses, net of deferrals	182	43	225
Amortization of deferred acquisition costs and intangibles	18	8	26

Total benefits and expenses	257	63	320

EARNINGS BEFORE INCOME TAXES	244	156	400

Provision for income taxes	58	50	108

SEGMENT NET EARNINGS	$186	$106	$292

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Selected Key Performance Measures - Mortgage Insurance

(Dollar amounts in millions)

	As of or for the three months ended September 30
	2004	2003
Primary Insurance in Force
U.S. Mortgage Insurance	$112,932	$121,008
International Mortgage Insurance	165,154	117,955

Total primary insurance in force	$278,086	$238,963

Total Risk in Force
U.S. Mortgage Insurance	$24,561	$27,589
International Mortgage Insurance	52,989	36,550

Total risk in force	$77,550	$64,139

New Insurance Written
U.S. Mortgage Insurance	$6,206	$17,207
International Mortgage Insurance	13,163	13,026

Total new insurance written	$19,369	$30,233

Net Premiums Written
U.S. Mortgage Insurance	$111	$121
International Mortgage Insurance	177	151

Total net premiums written	$288	$272

Loss Ratio
U.S. Mortgage Insurance	33%	32%
International Mortgage Insurance	11%	8%

Total loss ratio	24%	24%

Expense Ratio
U.S. Mortgage Insurance	42%	50%
International Mortgage Insurance	16%	15%

Total expense ratio	26%	30%

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Selected Key Performance Measures - Mortgage Insurance, Domestic Only

(Dollar amounts in millions)

	As of or for the three months ended September 30
	2004	2003
New Risk Written
Flow	$1,511	$3,715
Bulk	5	18

Total	$1,516	$3,733

Risk in Force
Flow	$23,449	$26,047
Bulk	320	405

Primary	23,769	26,452
Pool	792	1,137

Total	$24,561	$27,589

Risk in Force by Credit Quality
Flow by FICO Scores >619 (%)	92%	92%
Flow by FICO Scores 575-619	6%	6%
Flow by FICO Scores <575	2%	2%

Bulk by FICO Scores >619	89%	85%
Bulk by FICO Scores 575-619	6%	8%
Bulk by FICO Scores <575	5%	7%

Primary A minus and sub-prime	9.7%	8.8%

Primary Loans
Primary total loans in force	866,205	958,557
Primary total loans in default	28,508	31,832
Primary loans total default rate	3.3%	3.3%

Flow loans in default	26,592	29,235
Flow loans default rate	3.5%	3.3%

Bulk loans in default	1,916	2,597
Bulk loans default rate	1.7%	3.1%

A minus and sub-prime loans in default	6,904	6,347
A minus and sub-prime loans default rate	9.6%	8.6%

Pool Loans
Pool loans in default	796	1,182
Pool loans default rate	2.8%	2.9%

Claims Paid
Primary Claims Paid (includes LAE)	37.6	29.4
Pool Claims Paid (includes LAE)	0.6	—
Primary Average Claim Severity	91%	93%

Other Measures
Persistency	64%	34%
Gross written premiums ceded to captives/total gross written premiums	24%	22%

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

Three months ended September 30, 2004	Total
REVENUES
Premiums	$22
Net investment income	29
Net realized investment gains	3
Policy fees and other income	6

Total revenues	60

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	9
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	9
Amortization of deferred acquisition costs and intangibles	7
Interest expense	56

Total benefits and expenses	81

EARNINGS BEFORE INCOME TAXES	(21)

Benefit from income taxes	(15)

SEGMENT NET LOSS	(6)

Net realized investment gains on investments, net of tax	(2)

NET OPERATING LOSS	$(8)

Three months ended September 30, 2003	Total
REVENUES
Premiums	$29
Net investment loss	50
Net realized investment loss	(9)
Policy fees and other income	2

Total revenues	72

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	12
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	54
Amortization of deferred acquisition costs and intangibles	5
Interest expense	56

Total benefits and expenses	127

LOSS BEFORE INCOME TAXES	(55)

Benefit from income taxes	(25)

SEGMENT NET LOSS	(30)

Net realized investment losses on investments, net of tax	6

NET OPERATING LOSS	$(24)

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

Nine months ended September 30, 2004	Total
REVENUES
Premiums	$74
Net investment income	117
Net realized investment gains	24
Policy fees and other income	10

Total revenues	225

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	27
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	56
Amortization of deferred acquisition costs and intangibles	14
Interest expense	170

Total benefits and expenses	267

EARNINGS BEFORE INCOME TAXES	(42)

Benefit from income taxes	(7)

SEGMENT NET EARNINGS	(35)

Net realized investment gains on investments, net of tax	(16)
One-time tax charge relating to initial public offering	22

NET OPERATING LOSS	$(29)

Nine months ended September 30, 2003	Total
REVENUES
Premiums	$79
Net investment income	59
Net realized investment loss	(11)
Policy fees and other income	6

Total revenues	133

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	33
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	96
Amortization of deferred acquisition costs and intangibles	11
Interest expense	143

Total benefits and expenses	283

LOSS BEFORE INCOME TAXES	(150)

Benefit from income taxes	(73)

SEGMENT NET LOSS	(77)

Net realized investment losses, net of tax	7

NET OPERATING LOSS	$(70)

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Net Earnings

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,523	$1,640	$1,619	$4,782	$1,651	$1,547	$1,580	$1,478	$6,256
Net investment income	806	815	772	2,393	757	764	722	721	2,964
Net realized investment gains	3	6	15	24	49	(9)	(22)	20	38
Policy fees and other income	161	148	152	461	134	134	123	138	529

Total revenues	2,493	2,609	2,558	7,660	2,591	2,436	2,403	2,357	9,787

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,041	1,100	1,089	3,230	1,184	1,079	967	999	4,229
Interest credited	336	334	330	1,000	335	340	340	343	1,358
Underwriting, acquisition and insurance expenses, net of deferrals	401	420	414	1,235	352	441	386	404	1,583
Amortization of deferred acquisition costs and intangibles	244	267	286	797	359	226	313	251	1,149
Interest expense	60	59	61	180	61	57	44	43	205

Total benefits and expenses	2,082	2,180	2,180	6,442	2,291	2,143	2,050	2,040	8,524

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	411	429	378	1,218	300	293	353	317	1,263

Provision for income taxes	138	168	122	428	89	83	111	88	371

NET EARNINGS FROM CONTINUING OPERATIONS	273	261	256	790	211	210	242	229	892

Net realized investment gains on investments, net of tax	(2)	(4)	(10)	(16)	(32)	6	14	(13)	(25)
One-time tax charge relating to initial public offering	—	22	—	22	—	—	—	—	—

NET OPERATING EARNINGS	$271	$279	$246	$796	$179	$216	$256	$216	$867

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Protection

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,085	$1,098	$1,121	$3,304	$1,123	$1,099	$1,128	$1,031	$4,381
Net investment income	298	288	281	867	273	277	271	271	1,092
Policy fees and other income	91	79	87	257	94	90	81	91	356

Total revenues	1,474	1,465	1,489	4,428	1,490	1,466	1,480	1,393	5,829

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	698	691	694	2,083	737	707	657	644	2,745
Interest credited	91	90	90	271	90	92	92	91	365
Underwriting, acquisition and insurance expenses, net of deferrals	267	262	269	798	199	280	244	261	984
Amortization of deferred acquisition costs and intangibles	198	214	241	653	304	181	290	206	981
Interest expense	4	2	3	9	2	1	—	—	3

Total benefits and expenses	1,258	1,259	1,297	3,814	1,332	1,261	1,283	1,202	5,078

EARNINGS BEFORE INCOME TAXES	216	206	192	614	158	205	197	191	751

Provision for income taxes	81	77	69	227	62	73	68	67	270

SEGMENT NET EARNINGS	$135	$129	$123	$387	$96	$132	$129	$124	$481

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$219	$321	$277	$817	$303	$237	$251	$258	$1,049
Net investment income	414	413	396	1,223	394	381	387	401	1,563
Policy fees and other income	54	57	55	166	28	29	27	33	117

Total revenues	687	791	728	2,206	725	647	665	692	2,729

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	288	373	347	1,008	358	316	306	313	1,293
Interest credited	245	244	240	729	245	248	248	252	993
Underwriting, acquisition and insurance expenses, net of deferrals	61	65	62	188	64	33	40	52	189
Amortization of deferred acquisition costs and intangibles	27	38	30	95	37	30	12	34	113
Interest expense	—	1	—	1	—	—	—	—	—

Total benefits and expenses	621	721	679	2,021	704	627	606	651	2,588

EARNINGS BEFORE INCOME TAXES	66	70	49	185	21	20	59	41	141

Provision for income taxes	24	25	17	66	9	5	19	15	48

SEGMENT NET EARNINGS	$42	$45	$32	$119	$12	$15	$40	$26	$93

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$197	$195	$195	$587	$194	$182	$175	$165	$716
Net investment income	65	61	60	186	58	56	54	50	218
Policy fees and other income	10	10	8	28	10	13	13	12	48

Total revenues	272	266	263	801	262	251	242	227	982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	27	39	112	46	44	(8)	33	115
Underwriting, acquisition and insurance expenses, net of deferrals	64	65	64	193	74	74	81	70	299
Amortization of deferred acquisition costs and intangibles	12	11	12	35	11	10	8	8	37

Total benefits and expenses	122	103	115	340	131	128	81	111	451

EARNINGS BEFORE INCOME TAXES	150	163	148	461	131	123	161	116	531

Provision for income taxes	48	49	45	142	54	30	47	31	162

SEGMENT NET EARNINGS	$102	$114	$103	$319	$77	$93	$114	$85	$369

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

Segment Pro Forma Net Operating Earnings is equivalent to Pro Forma Segment Net Earnings.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Pro Forma Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$22	$26	$26	$74	$31	$29	$26	$24	$110
Net investment income (loss)	29	53	35	117	32	50	10	(1)	91
Net realized investment gains	3	6	15	24	49	(9)	(22)	20	38
Policy fees and other income	6	2	2	10	2	2	2	2	8

Total Revenue	60	87	78	225	114	72	16	45	247

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	9	9	9	27	43	12	12	9	76
Interest credited	—	—	—	—	—	—	—	—	—
Underwriting, acquisition and insurance expenses, net of deferrals	9	28	19	56	15	54	21	21	111
Amortization of deferred acquisition costs and intangibles	7	4	3	14	7	5	3	3	18
Interest expense	56	56	58	170	59	56	44	43	202

Total benefits and expenses	81	97	89	267	124	127	80	76	407

LOSS BEFORE INCOME TAXES	(21)	(10)	(11)	(42)	(10)	(55)	(64)	(31)	(160)

Provision (benefit) for income taxes	(15)	17	(9)	(7)	(36)	(25)	(23)	(25)	(109)

SEGMENT NET LOSS	(6)	(27)	(2)	(35)	26	(30)	(41)	(6)	(51)

Net realized investment (gains) losses on investments, net of tax	(2)	(4)	(10)	(16)	(32)	6	14	(13)	(25)
One-time tax charge relating to initial public offering	—	22	—	22	—	—	—	—	—

NET OPERATING LOSS	$(8)	$(9)	$(12)	$(29)	$(6)	$(24)	$(27)	$(19)	$(76)

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

HISTORICAL INFORMATION

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Statement of Earnings by Segment

(Dollar amounts in millions)

Three months ended September 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$1,085	$219	$197	$22	$—	$1,523
Net investment income	298	393	65	29	—	785
Net realized investment gains	—	—	—	3	—	3
Policy fees and other Income	91	52	10	6	—	159

Total revenues	1,474	664	272	60	—	2,470

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	698	281	46	9	—	1,034
Interest credited	91	237	—	—	—	328
Underwriting, acquisition and insurance expenses, net of deferrals	267	59	64	9	—	399
Amortization of deferred acquisition costs and intangibles	198	25	12	7	—	242
Interest expense	4	—	—	56	—	60

Total benefits and expenses	1,258	602	122	81	—	2,063

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	216	62	150	(21)	—	407

Provision for income taxes	81	22	48	(15)	—	136

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$135	$40	$102	$(6)	$—	$271

Three months ended September 30, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES
Premiums	$1,150	$237	$182	$29	$66	$1,664
Net investment income	298	618	56	43	18	1,033
Realized investment losses	—	—	—	(13)	—	(13)
Policyholder fees and other Income	91	61	13	2	65	232

Total Revenue	1,539	916	251	61	149	2,916

BENEFITS AND EXPENSES
Benefits and changes in policy reserves	774	463	44	12	52	1,345
Interest credited	92	315	—	—	—	407
Underwriting, acquisition and insurance expenses, net of deferrals	286	45	74	55	65	525
Amortization of deferred acquisition costs and intangibles	185	49	10	5	27	276
Interest expense	1	—	—	39	—	40

Total benefits and expenses	1,338	872	128	111	144	2,593

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	201	44	123	(50)	5	323

Provision for income taxes	71	13	30	(22)	1	93

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$130	$31	$93	$(28)	$4	$230

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Statement of Earnings by Segment

(Dollar amounts in millions)

Nine months ended September 30, 2004	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$3,387	$817	$587	$74	$88	$4,953
Net investment income	913	1,579	186	119	26	2,823
Net realized investment gains	—	—	—	27	—	27
Policy fees and other Income	257	213	28	10	104	612

Total revenues	4,557	2,609	801	230	218	8,415

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,185	1,270	112	28	80	3,675
Interest credited	271	817	—	—	—	1,088
Underwriting, acquisition and insurance expenses, net of deferrals	815	202	193	50	123	1,383
Amortization of deferred acquisition costs and intangibles	661	136	35	13	47	892
Interest expense	9	1	—	144	—	154

Total benefits and expenses	3,941	2,426	340	235	250	7,192

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	616	183	461	(5)	(32)	1,223

Provision for income taxes	228	65	142	7	(18)	424

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$388	$118	$319	$(12)	$(14)	$799

Nine months ended September 30, 2003	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment	Affinity Segment	Combined
REVENUES:
Premiums	$3,407	$746	$522	$79	$187	$4,941
Net investment income	894	1,881	160	36	49	3,020
Net realized investment gains	—	—	—	(29)	—	(29)
Policy fees and other Income	263	183	38	6	195	685

Total revenues	4,564	2,810	720	92	431	8,617

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2,192	1,376	69	33	136	3,806
Interest credited	275	947	—	—	—	1,222
Underwriting, acquisition and insurance expenses, net of deferrals	805	163	225	100	196	1,489
Amortization of deferred acquisition costs and intangibles	689	133	26	11	76	935
Interest expense	1	—	—	93	—	94

Total benefits and expenses	3,962	2,619	320	237	408	7,546

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	602	191	400	(145)	23	1,071

Provision for income taxes	210	63	108	(67)	8	322

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE ACCOUNTING CHANGE	$392	$128	$292	$(78)	$15	$749

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Protection

(Dollar amounts in millions)

Three months ended September 30, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$190	$403	$336	$156	$1,085
Net investment income	111	149	27	11	298
Policy fees and other income	79	3	4	5	91

Total revenues	380	555	367	172	1,474

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	161	369	67	101	698
Interest credited	59	31	—	1	91
Underwriting, acquisition and insurance expenses, net of deferrals	30	59	133	45	267
Amortization of deferred acquisition costs and intangibles	29	29	131	9	198
Interest expense	4	—	—	—	4

Total benefits and expenses	283	488	331	156	1,258

EARNINGS BEFORE INCOME TAXES	97	67	36	16	216

Provision for income taxes	36	24	15	6	81

SEGMENT NET EARNINGS	$61	$43	$21	$10	$135

Three months ended September 30, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$175	$454	$374	$147	$1,150
Net investment income	106	154	28	10	298
Policy fees and other income	79	1	4	7	91

Total revenues	360	609	406	164	1,539

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	440	101	94	774
Interest credited	64	28	—	—	92
Underwriting, acquisition and insurance expenses, net of deferrals	42	63	138	43	286
Amortization of deferred acquisition costs and intangibles	31	16	131	7	185
Interest expense	1	—	—	—	1

Total benefits and expenses	277	547	370	144	1,338

EARNINGS BEFORE INCOME TAXES	83	62	36	20	201

Provision for income taxes	31	22	11	7	71

SEGMENT NET EARNINGS	$52	$40	$25	$13	$130

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Protection

(Dollar amounts in millions)

Nine months ended September 30, 2004	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$567	$1,276	$1,080	$464	$3,387
Net investment income	329	473	79	32	913
Policy fees and other income	222	6	14	15	257

Total revenues	1,118	1,755	1,173	511	4,557

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	467	1,187	212	319	2,185
Interest credited	182	88	—	1	271
Underwriting, acquisition and insurance expenses, net of deferrals	90	211	387	127	815
Amortization of deferred acquisition costs and intangibles	88	72	476	25	661
Interest expense	9	—	—	—	9

Total benefits and expenses	836	1,558	1,075	472	3,941

EARNINGS BEFORE INCOME TAXES	282	197	98	39	616

Provision for income taxes	104	71	39	14	228

SEGMENT NET EARNINGS	$178	$126	$59	$25	$388

Nine months ended September 30, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$521	$1,301	$1,130	$455	$3,407
Net investment income	330	457	76	31	894
Policy fees and other income	224	9	7	23	263

Total revenues	1,075	1,767	1,213	509	4,564

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	395	1,221	270	306	2,192
Interest credited	194	81	—	—	275
Underwriting, acquisition and insurance expenses, net of deferrals	111	210	358	126	805
Amortization of deferred acquisition costs and intangibles	119	59	491	20	689
Interest expense	1	—	—	—	1

Total benefits and expenses	820	1,571	1,119	452	3,962

EARNINGS BEFORE INCOME TAXES	255	196	94	57	602

Provision for income taxes	94	71	25	20	210

SEGMENT NET EARNINGS	$161	$125	$69	$37	$392

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Three months ended September 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$219	$—	$—	$219
Net investment income	312	3	78	393
Policy fees and other income	5	47	—	52

Total revenues	536	50	78	664

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	279	2	—	281
Interest credited	164	2	71	237
Underwriting, acquisition and insurance expenses, net of deferrals	31	27	1	59
Amortization of deferred acquisition costs and intangibles	23	2	—	25
Interest expense	1	(1)	—	—

Total benefits and expenses	498	32	72	602

EARNINGS BEFORE INCOME TAXES	38	18	6	62

Provision for income taxes	14	6	2	22

SEGMENT NET EARNINGS	$24	$12	$4	$40

Three months ended September 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$237	$—	$—	$237
Net investment income	506	30	82	618
Policy fees and other income	3	58	—	61

Total revenues	746	88	82	916

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	448	15	—	463
Interest credited	216	26	73	315
Underwriting, acquisition and insurance expenses, net of deferrals	28	16	1	45
Amortization of deferred acquisition costs and intangibles	26	23	—	49
Interest expense	—	—	—	—

Total benefits and expenses	718	80	74	872

EARNINGS BEFORE INCOME TAXES	28	8	8	44

Provision for income taxes	10	—	3	13

SEGMENT NET EARNINGS	$18	$8	$5	$31

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Nine months ended September 30, 2004	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$817	$—	$—	$817
Net investment income	1,285	56	238	1,579
Policy fees and other income	11	202	—	213

Total revenues	2,113	258	238	2,609

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,252	18	—	1,270
Interest credited	575	38	204	817
Underwriting, acquisition and insurance expenses, net of deferrals	95	104	3	202
Amortization of deferred acquisition costs and intangibles	81	55	—	136
Interest expense	1	—	—	1

Total benefits and expenses	2,004	215	207	2,426

EARNINGS BEFORE INCOME TAXES	109	43	31	183

Provision for income taxes	39	15	11	65

SEGMENT NET EARNINGS	$70	$28	$20	$118

Nine months ended September 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$746	$—	$—	$746
Net investment income	1,540	75	266	1,881
Policy fees and other income	11	172	—	183

Total revenues	2,297	247	266	2,810

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,344	32	—	1,376
Interest credited	658	64	225	947
Underwriting, acquisition and insurance expenses, net of deferrals	88	73	2	163
Amortization of deferred acquisition costs and intangibles	63	70	—	133
Interest expense	—	—	—	—

Total benefits and expenses	2,153	239	227	2,619

EARNINGS BEFORE INCOME TAXES	144	8	39	191

Provision for income taxes	52	(3)	14	63

SEGMENT NET EARNINGS	$92	$11	$25	$128

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Retirement Income and Investments - Historical Account Values

(Dollar amounts in millions)

	Three Months Ended September 30
	2004	2003
Spread Based Products

Fixed Annuities	.
Account value net of reinsurance, beginning of period	$14,583	$13,953
Deposits	462	209
Interest credited	151	149
Surrenders, benefits and product charges	(364)	(295)

Account value net of reinsurance, end of period	$14,832	$14,016

Income Annuities
Account value net of reinsurance, beginning of period	$5,176	$4,811
Premiums and deposits	174	180
Interest credited	76	72
Surrenders, benefits and product charges	(173)	(167)

Account value net of reinsurance, end of period	$5,253	$4,896

Structured Settlements
Account value, beginning of period	$12,181	$11,711
Premiums and deposits	87	111
Interest credited	210	200
Surrenders, benefits and product charges	(242)	(198)

Account value, end of period[a]	$12,236	$11,824

Spread Based Institutional Products

GICs and Funding Agreements
Account value, beginning of the period	$9,384	$9,930
Premiums and deposits	1,033	939
Interest credited	71	73
Surrenders and benefits	(1,159)	(915)

Account value, end of period	$9,329	$10,027

Fee Based Products

Variable Annuities
Account value, beginning of period	$11,091	$9,887
Deposits	249	656
Interest credited and investment performance	14	312
Surrenders, benefits and product charges	(375)	(359)

Account value, end of period[a]	$10,979	$10,496

Variable Life Insurance
Premiums and deposits	$9	$13
Future policy benefits/policy account balances, net of reinsurance	3	12
Separate account liability	276	257
Life insurance in force	3,508	3,653

[a]	Included in the end of period account values for the 2004 period for structured settlements and variable annuities are $11,849 million and $10,146 million, respectively, that relate to contracts that are reinsured with UFLIC.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Retirement Income and Investments - Historical Account Values by Contract Type

(Dollar amounts in millions)

	2004			2003
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Spread Based Institutional Products
Guaranteed investment contracts (GICs)	$3,487	$3,517	$3,474	$3,586	$3,846	$3,792	$3,795
Funding agreements backing notes	2,925	2,844	2,963	2,993	2,632	2,568	2,832
Funding agreements	2,917	3,024	3,024	2,949	3,549	3,570	3,570

	$9,329	$9,385	$9,461	$9,528	$10,027	$9,930	$10,197

Funding agreements by liquidity provisions:
7 day	$50	$100	$100	$100	$100	$100	$100
30 day	150	200	350	350	650	650	650
90 day	1,610	1,660	1,960	1,985	2,285	2,305	2,305
No put	850	850	500	500	500	500	500
13 month rolling maturity	250	200	100	—	—	—	—
Accrued interest	15	14	14	14	14	15	15

Total funding agreements	$2,925	$3,024	$3,024	$2,949	$3,549	$3,570	$3,570

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Three months ended September 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$113	$84	$197
Net investment income	35	30	65
Policy fees and other income	5	5	10

Total revenues	153	119	272

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	8	46
Underwriting, acquisition and insurance expenses, net of deferrals	40	24	64
Amortization of deferred acquisition costs and intangibles	7	5	12

Total benefits and expenses	85	37	122

EARNINGS BEFORE INCOME TAXES	68	82	150

Provision for income taxes	16	32	48

SEGMENT NET EARNINGS	$52	$50	$102

Three months ended September 30, 2003	U. S.	International	Total
REVENUES:
Premiums	$123	$59	$182
Net investment income	31	25	56
Policy fees and other income	9	4	13

Total revenues	163	88	251

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	6	44
Underwriting, acquisition and insurance expenses, net of deferrals	55	19	74
Amortization of deferred acquisition costs and intangibles	6	4	10

Total benefits and expenses	99	29	128

EARNINGS BEFORE INCOME TAXES	64	59	123

Provision for income taxes	13	17	30

SEGMENT NET EARNINGS	$51	$42	$93

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Nine months ended September 30, 2004	U. S.	International	Total
REVENUES:
Premiums	$348	$239	$587
Net investment income	98	88	186
Policy fees and other income	14	14	28

Total revenues	460	341	801

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	88	24	112
Underwriting, acquisition and insurance expenses, net of deferrals	124	69	193
Amortization of deferred acquisition costs and intangibles	21	14	35

Total benefits and expenses	233	107	340

EARNINGS BEFORE INCOME TAXES	227	234	461

Provision for income taxes	53	89	142

SEGMENT NET EARNINGS	$174	$145	$319

Nine months ended September 30, 2003	U. S.	International	Total
REVENUES:
Premiums	$374	$148	$522
Net investment income	97	63	160
Policy fees and other income	30	8	38

Total revenues	501	219	720

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	57	12	69
Underwriting, acquisition and insurance expenses, net of deferrals	182	43	225
Amortization of deferred acquisition costs and intangibles	18	8	26

Total benefits and expenses	257	63	320

EARNINGS BEFORE INCOME TAXES	244	156	400

Provision for income taxes	58	50	108

SEGMENT NET EARNINGS	$186	$106	$292

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

Three months ended September 30, 2004	Total
REVENUES
Premiums	$22
Net investment income	29
Net realized investment gains	3
Policy fees and other income	6

Total revenues	60

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	9
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	9
Amortization of deferred acquisition costs and intangibles	7
Interest expense	56

Total benefits and expenses	81

EARNINGS BEFORE INCOME TAXES	(21)

Provision for income taxes	(15)

SEGMENT NET LOSS	$(6)

Three months ended September 30, 2003	Total
REVENUES
Premiums	$29
Net investment income	43
Net realized investment gains	(13)
Policy fees and other income	2

Total revenues	61

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	12
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	55
Amortization of deferred acquisition costs and intangibles	5
Interest expense	39

Total benefits and expenses	111

LOSS BEFORE INCOME TAXES	(50)

Benefit from income taxes	(22)

SEGMENT NET LOSS	$(28)

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

Nine months ended September 30, 2004	Total
REVENUES
Premiums	$74
Net investment income	119
Net realized investment gains	27
Policy fees and other income	10

Total revenues	230

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	28
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	50
Amortization of deferred acquisition costs and intangibles	13
Interest expense	144

Total benefits and expenses	235

EARNINGS BEFORE INCOME TAXES	(5)

Provision for income taxes	7

SEGMENT NET LOSS	$(12)

Nine months ended September 30, 2003	Total
REVENUES
Premiums	$79
Net investment loss	36
Net realized investment loss	(29)
Policy fees and other income	6

Total revenues	92

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	33
Interest credited	—
Underwriting, acquisition and insurance expenses, net of deferrals	100
Amortization of deferred acquisition costs and intangibles	11
Interest expense	93

Total benefits and expenses	237

LOSS BEFORE INCOME TAXES	(145)

Benefit from income taxes	(67)

SEGMENT NET LOSS	$(78)

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Combined Net Earnings

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,523	$1,708	$1,722	$4,953	$1,766	$1,664	$1,690	$1,587	$6,707
Net investment income	785	1,001	1,037	2,823	1,031	1,033	995	992	4,051
Net realized investment gains	3	8	16	27	39	(13)	(37)	21	10
Policy fees and other income	159	204	249	612	230	232	219	234	915

Total revenues	2,470	2,921	3,024	8,415	3,066	2,916	2,867	2,834	11,683

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,034	1,290	1,351	3,675	1,464	1,345	1,205	1,256	5,270
Interest credited	328	364	396	1,088	402	407	406	409	1,624
Underwriting, acquisition and insurance expenses, net of deferrals	399	476	508	1,383	427	525	476	488	1,916
Amortization of deferred acquisition costs and intangibles	242	305	345	892	416	276	359	300	1,351
Interest expense	60	47	47	154	46	40	27	27	140

Total benefits and expenses	2,063	2,482	2,647	7,192	2,755	2,593	2,473	2,480	10,301

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	407	439	377	1,223	311	323	394	354	1,382

Provision for income taxes	136	171	117	424	91	93	129	100	413

NET EARNINGS FROM CONTINUING OPERATIONS	$271	$268	$260	$799	$220	$230	$265	$254	$969

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Protection

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,085	$1,132	$1,170	$3,387	$1,181	$1,150	$1,175	$1,082	$4,588
Net investment income	298	306	309	913	305	298	297	299	1,199
Policy fees and other income	91	79	87	257	93	91	81	91	356

Total Revenues	1,474	1,517	1,566	4,557	1,579	1,539	1,553	1,472	6,143

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	698	727	760	2,185	805	774	715	703	2,997
Interest credited	91	90	90	271	90	92	92	91	365
Underwriting, acquisition and insurance expenses, net of deferrals	267	272	276	815	214	286	252	267	1,019
Amortization of deferred acquisition costs and intangibles	198	219	244	661	312	185	294	210	1,001
Interest expense	4	2	3	9	2	1	—	—	3

Total benefits and expenses	1,258	1,310	1,373	3,941	1,423	1,338	1,353	1,271	5,385

EARNINGS BEFORE INCOME TAXES	216	207	193	616	156	201	200	201	758

Provision for income taxes	81	78	69	228	61	71	69	70	271

SEGMENT NET EARNINGS	$135	$129	$124	$388	$95	$130	$131	$131	$487

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$219	$321	$277	$817	$303	$237	$251	$258	$1,049
Net investment income	393	569	617	1,579	630	618	624	639	2,511
Policy fees and other income	52	76	85	213	60	61	58	64	243

Total revenues	664	966	979	2,609	993	916	933	961	3,803

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	281	495	494	1,270	510	463	454	459	1,886
Interest credited	237	274	306	817	312	315	314	318	1,259
Underwriting, acquisition and insurance expenses, net of deferrals	59	68	75	202	76	45	53	65	239
Amortization of deferred acquisition costs and intangibles	25	54	57	136	57	49	30	54	190
Interest expense	—	1	—	1	—	—	—	—	—

Total benefits and expenses	602	892	932	2,426	955	872	851	896	3,574

EARNINGS BEFORE INCOME TAXES	62	74	47	183	38	44	82	65	229

Provision for income taxes	22	27	16	65	15	13	27	23	78

SEGMENT NET EARNINGS	$40	$47	$31	$118	$23	$31	$55	$42	$151

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$197	$195	$195	$587	$194	$182	$175	$165	$716
Net investment income	65	61	60	186	58	56	54	50	218
Policy fees and other income	10	10	8	28	10	13	13	12	48

Total revenues	272	266	263	801	262	251	242	227	982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	27	39	112	46	44	(8)	33	115
Underwriting, acquisition and insurance expenses, net of deferrals	64	65	64	193	74	74	81	70	299
Amortization of deferred acquisition costs and intangibles	12	11	12	35	11	10	8	8	37

Total benefits and expenses	122	103	115	340	131	128	81	111	451

EARNINGS BEFORE INCOME TAXES	150	163	148	461	131	123	161	116	531

Provision for income taxes	48	49	45	142	54	30	47	31	162

SEGMENT NET EARNINGS	$102	$114	$103	$319	$77	$93	$114	$85	$369

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Corporate and Other

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$22	$26	$26	$74	$31	$29	$26	$24	$110
Net investment income (loss)	29	57	33	119	25	43	3	(10)	61
Net realized investment gains	3	8	16	27	39	(13)	(37)	21	10
Policy fees and other income	6	2	2	10	2	2	2	2	8

Total revenues	60	93	77	230	97	61	(6)	37	189

BENEFITS AND EXPENSES
Benefits and other changes in policy reserves	9	10	9	28	43	12	12	9	76
Interest credited	—	—	—	—	—	—	—	—	—
Underwriting, acquisition and insurance expenses, net of deferrals	9	22	19	50	15	55	23	22	115
Amortization of deferred acquisition costs and intangibles	7	3	3	13	7	5	3	3	18
Interest expense	56	44	44	144	44	39	27	27	137

Total benefits and expenses	81	79	75	235	109	111	65	61	346

EARNINGS (LOSS) BEFORE INCOME TAXES	(21)	14	2	(5)	(12)	(50)	(71)	(24)	(157)

Provision (benefit) for income taxes	(15)	24	(2)	7	(36)	(22)	(25)	(20)	(103)

SEGMENT NET EARNINGS (LOSS)	$(6)	$(10)	$4	$(12)	$24	$(28)	$(46)	$(4)	$(54)

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Net Earnings - Affinity

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$34	$54	$88	$57	$66	$63	$58	$244
Net investment income	—	8	18	26	13	18	17	14	62
Realized investment gains (losses)	—	—	—	—	—	—	—	—	—
Policy fees and other income	—	37	67	104	65	65	65	65	260

Total revenues	—	79	139	218	135	149	145	137	566

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	31	49	80	60	52	32	52	196
Underwriting, acquisition and insurance expenses, net of deferrals	—	49	74	123	48	65	67	64	244
Amortization of deferred acquisition costs and intangibles	—	18	29	47	29	27	24	25	105

Total benefits and expenses	—	98	152	250	137	144	123	141	545

(LOSS) EARNINGS BEFORE INCOME TAXES	—	(19)	(13)	(32)	(2)	5	22	(4)	21

Provision (benefit) for income taxes	—	(7)	(11)	(18)	(3)	1	11	(4)	5

SEGMENT NET (LOSS) EARNINGS	$—	$(12)	$(2)	$(14)	$1	$4	$11	$—	$16

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

ADDITIONAL

STATISTICAL DATA

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs

(Dollar amounts in millions)

Deferred Acquisition Costs - Combined	Total	Protection Segment	RI&I Segment	Mortgage Segment	Corporate Segment
Balance at June 30, 2004	$5,045	$4,223	$715	$100	$7
Costs Deferred	253	192	47	13	1
Amortization, net	(209)	(174)	(23)	(10)	(2)
Impact of foreign currency translation	(8)	(11)	—	3	—

Unamortized balance at September 30, 2004	5,081	4,230	739	106	6
Accumulated effect of net unrealized investment gains	(214)	(15)	(199)	—	—

Balance at September 30, 2004	$4,867	$4,215	$540	$106	$6

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Investments Summary

(Dollar amounts in millions)

		September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturities, available-for-sale:
Public		$39,210	59%	$36,703	59%	$54,054	65%	$51,336	64%
Private		11,619	18%	11,298	18%	14,861	18%	14,149	18%
Mortgage loans		5,877	9%	5,800	9%	6,124	7%	6,114	8%
Equity securities and other investments		4,659	7%	3,910	6%	4,082	5%	4,389	5%
Policy loans		1,215	2%	1,108	2%	1,114	1%	1,105	1%
Restricted investments held by securitization entities		925	1%	956	2%	1,018	1%	1,069	1%
Cash, cash equivalents and short-term investments		2,667	4%	2,240	4%	2,465	3%	2,513	3%

Total invested assets and cash		$66,172	100%	$62,015	100%	$83,718	100%	$80,675	100%

		September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
		Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Public Fixed Maturities - Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$27,876	71%	$26,053	71%	$34,481	64%	$33,212	64%
2	Baa	9,320	24%	8,758	24%	15,770	29%	14,778	29%
3	Ba	1,329	4%	1,189	3%	2,313	4%	1,896	4%
4	B	567	1%	571	2%	1,122	2%	979	2%
5	Caa and lower	59	0%	94	0%	217	1%	272	1%
6	In or near default	21	0%	21	0%	79	0%	104	0%
Not rated	Not rated	37	0%	17	0%	72	0%	95	0%

	Total public fixed maturities	$39,209	100%	$36,703	100%	$54,054	100%	$51,336	100%

Private Fixed Maturities - Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$6,025	52%	$5,853	52%	$7,872	53%	$7,388	52%
2	Baa	4,605	40%	4,476	40%	5,692	38%	5,442	38%
3	Ba	597	5%	628	5%	783	5%	728	5%
4	B	191	2%	123	1%	210	2%	228	2%
5	Caa and lower	106	1%	101	1%	138	1%	177	1%
6	In or near default	74	0%	92	1%	98	1%	86	1%
Not rated	Not rated	22	0%	25	0%	68	0%	100	1%

	Total private fixed maturities	$11,620	100%	$11,298	100%	$14,861	100%	$14,149	100%

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Fixed Maturity Summary

(Dollar amounts in millions)

	September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed maturities - Security Sector:
U.S. government & agencies	$569	1%	$614	1%	$1,189	2%	$1,055	2%
State and municipal	3,267	6%	3,140	7%	3,359	5%	3,350	5%
Foreign government	1,453	3%	1,462	3%	1,660	2%	1,551	2%
U.S. corporate	21,254	42%	20,389	43%	35,058	51%	33,025	50%
Foreign corporate	6,550	13%	5,846	12%	8,773	13%	7,949	12%
Mortgage-backed	7,969	16%	6,948	14%	8,421	12%	7,848	12%
Public utilities	6,387	12%	6,152	13%	6,043	9%	6,303	10%
Asset-backed	3,380	7%	3,450	7%	4,412	6%	4,404	7%

Total fixed maturities	$50,829	100%	$48,001	100%	$68,915	100%	$65,485	100%

Corporate Bond Holdings - Industry Sector:
Finance and insurance	$10,080	29%	$9,619	30%	$13,881	28%	$13,069	28%
Utilities and energy	7,061	21%	6,784	21%	11,238	22%	10,345	22%
Consumer - non cyclical	4,349	13%	4,213	13%	6,454	13%	6,036	13%
Consumer - cyclical	2,637	8%	2,640	8%	4,028	8%	4,356	9%
Capital goods	2,284	7%	2,201	7%	3,327	7%	2,928	6%
Industrial	2,506	7%	2,263	7%	3,333	7%	3,340	7%
Technology and communications	2,135	6%	1,996	6%	3,268	6%	2,972	6%
Transportation	1,003	3%	900	3%	1,953	4%	1,970	4%
Other	2,136	6%	1,771	5%	2,392	5%	2,258	5%

Total	$34,191	100%	$32,387	100%	$49,874	100%	$47,274	100%

Fixed maturities - Contractual Maturity Dates:
Due in one year or less	$2,952	6%	$1,297	3%	$1,636	2%	$1,761	3%
Due after one year through five years	10,660	21%	10,952	23%	12,112	18%	11,817	18%
Due after five years through ten years	11,663	23%	10,924	22%	14,725	21%	13,901	21%
Due after ten years	14,205	28%	14,430	30%	27,609	40%	25,754	39%

Subtotal	39,480	78%	37,603	78%	56,082	81%	53,233	81%
Mortgage-backed and asset backed	11,349	22%	10,398	22%	12,833	19%	12,252	19%

Total fixed maturities	$50,829	100%	$48,001	100%	$68,915	100%	$65,485	100%

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Commercial Mortgage Loan Data

(Dollar amounts in millions)

	September 30, 2004		June 30, 2004		March 31, 2004		December 31, 2003
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Summary of Commercial Mortgage Loans
Geographic Region
Pacific	$1,761	30%	$1,707	29%	$1,821	29%	$1,867	31%
South Atlantic	1,196	20%	1,208	21%	1,216	20%	1,194	20%
Middle Atlantic	887	15%	857	15%	923	15%	932	15%
East North Central	681	12%	706	12%	789	13%	771	12%
Mountain	457	8%	439	8%	479	8%	478	8%
West South Central	275	5%	303	5%	292	5%	288	5%
West North Central	261	4%	246	4%	261	4%	271	4%
East South Central	227	4%	225	4%	235	4%	226	4%
New England	132	2%	109	2%	108	2%	87	1%

Total	$5,877	100%	$5,800	100%	$6,124	100%	$6,114	100%

Property Type
Office	$1,774	30%	$1,826	32%	$1,985	32%	$2,024	33%
Industrial	1,768	30%	1,697	29%	1,814	30%	1,812	30%
Retail	1,519	26%	1,507	26%	1,508	25%	1,500	25%
Apartments	612	10%	575	10%	589	10%	573	9%
Mixed use/other	204	4%	195	3%	228	3%	205	3%

Total	$5,877	100%	$5,800	100%	$6,124	100%	$6,114	100%

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,053	52%	$3,008	51%	$3,208	52%	$3,153	51%
$5 million but less than $10 million	1,378	23%	1,312	22%	1,352	22%	1,394	23%
$10 million but less than $20 million	965	16%	970	17%	959	15%	948	15%
$20 million but less than $30 million	287	5%	314	5%	358	6%	309	5%
$30 million and over	238	4%	241	4%	296	5%	358	6%

Total	$5,921	100%	$5,845	100%	$6,173	100%	$6,162	100%

							9/30/04	12/31/03
Allowance for Losses on Mortgage Loans
Balance, beginning of year							$50	$45
Additions							4	8
Deductions for write-downs and dispositions							(4)	(3)

Balance, end of year							$50	$50

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Historical Segment Sales

(Dollar amounts in millions)

	2004				2003
	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1	Total
Protection Segment[1]
Annualized first-year premiums[4]:
Term life	$26	$23	$26	$75	$19	$24	$31	$32	$106
Universal life	10	9	11	30	12	15	17	14	58
Long term care	39	41	41	121	54	62	62	62	240
Group	39	40	26	105	57	32	34	21	144

Total annualized first-year premiums[4]	114	113	104	331	142	133	144	129	548
Written premiums[4]:
Payment protection	397	402	351	1,150	498	648	523	506	2,175

Total protection segment[1]	$511	$515	$455	$1,481	$640	$781	$667	$635	$2,723

Retirement Income and Investments (RI&I) Segment[2]
Spread based retail
Structured settlements	$89	$192	$150	$431	$142	$117	$115	$134	$508
Income annuities	187	164	201	552	229	177	177	137	720
Fixed annuities	653	372	411	1,436	304	289	133	302	1,028

Total spread based retail	929	728	762	2,419	675	583	425	573	2,256
Fee based
Variable annuities	250	277	292	819	375	613	629	430	2,047
Variable life	4	5	5	14	6	6	6	6	24
Managed assets	267	271	304	842	297	272	282	158	1,009

Total fee based	521	553	601	1,675	678	891	917	594	3,080
Spread based institutional
Guaranteed investment contracts (GICs)	80	111	74	265	66	234	159	194	653
Funding agreements backing notes	500	210	180	890	460	—	474	200	1,134
Funding agreements	—	100	100	200	—	100	25	—	125

	580	421	354	1,355	526	334	658	394	1,912

Total RI&I segment[2]	$2,030	$1,702	$1,717	$5,449	$1,879	$1,808	$2,000	$1,561	$7,248

Mortgage Insurance Segment[3]
New insurance written[4]:
U.S. mortgage insurance	$6,206	$8,055	$6,798	$21,059	$18,087	$17,207	$17,664	$14,530	$67,488
International mortgage insurance	13,163	12,545	10,905	36,613	12,210	13,026	7,670	6,254	39,160

Total mortgage insurance segment[3]	$19,369	$20,600	$17,703	$57,672	$30,297	$30,233	$25,334	$20,784	$106,648

[1]	In our Protection segment, sales from our life, LTC and group life and health insurance businesses represent annualized first-year premiums. Sales from our payment protection insurance business represent gross written premiums.
[2]	In our Retirement Income and Investments segment, sales from our life-contingent spread-based retail products represent annualized first-year premiums. Sales from our non-life-contingent spread-based retail products, as well as our fee-based and spread-based institutional products, represent deposits.
[3]	In our Mortgage Insurance segment, all sales represent new insurance written.
[4]	Annualized first-year premiums are calculated as if they are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Written premiums represent total premiums gross of reinsurance and cancellations during the specified. Deposits represent additional investments in investment products during the specified period. New insurance written represents the original principal balance of mortgages covered by newly issued primary mortgage insurance during the specified period.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-

Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-

First Colony Life Insurance Company	A+	AA-	Aa3	AA-

GE Capital Life Assurance Company of NY	A+	AA-	Aa3	AA-

GE Life and Annuity Assurance Company	A+	AA-	Aa3	AA-

GE Group Life Assurance Company	A	AA-	Not rated	Not rated

General Electric Capital Assurance Company	A+	AA-	Aa3	AA-

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company(1)	S&P rating	Moody’s rating	Fitch rating
General Electric Mortgage Insurance Corporation	AA	Aa2	AA
GE Mortgage Insurance Company Pty. Limited	AA	Aa2	AA
GE Mortgage Insurance Limited	AA	Aa2	AA

(1)	Our Canadian mortgage insurance company is not rated by any of the rating agencies shown above.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of sixteen ratings assigned by A.M. Best, which range from “A++” to “S”.

GENWORTH FINANCIAL

3Q 2004 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria,and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

A.M. Best, S&P, Moody’s and Fitch review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 20 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc., Richmond

Jean Peters, 804/662-2693

jean.peters@genworth.com

Alicia Charity, 804/662-2248

alicia.charity@genworth.com